SIXTH AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

SIXTH AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT dated as of September 13, 2001 among TOYOTA MOTOR CREDIT CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent").

                           W I T N E S S E T H

WHEREAS, the parties hereto have heretofore entered into a Fifth Amended and Restated 364-Day Credit Agreement dated as of September 14, 2000 (the "Existing Agreement");

WHEREAS, no Loans are outstanding under the Existing Agreement on the date hereof; and

WHEREAS, the parties hereto desire to amend the Existing Agreement as set forth herein and to restate the Existing Agreement in its entirety to read as set forth in the Existing Agreement with the amendments specified below;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Existing Agreement shall have the meaning assigned to such term in the Existing Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Existing Agreement shall from and after the date hereof refer to the Existing Agreement as amended hereby.

SECTION 2.  Amendment and Restatement of the Existing Agreement.

(a) The Existing Agreement shall be amended as set forth in this Section 2 and restated in its entirety to read as set forth in the Existing Agreement with the amendments specified in this Section 2.

(b) The definition of "Borrower's 1999 Form 10-K" set forth in Section 1.1 of the Existing Agreement is hereby deleted and the following definition is inserted in lieu thereof:

"Borrower's 2001 Form 10-K" means the Borrower's annual report on Form 10-K for the fiscal year ending March 31, 2001, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

(c) The date "June 30, 2000" appearing in the definition of "Borrower's Latest Form 10-Q" set forth in Section 1.1 of the Existing Agreement is hereby changed to "June 30, 2001".

(d) The definition of "Commitment" set forth in Section 1.1 of the Existing Agreement is amended to read in its entirety as follows:

"Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on Schedule I hereof, as such amount may be reduced from time to time pursuant to
Section 2.9.

(e) The date "September 13, 2001" appearing in the definition of "Termination Date" set forth in Section 1.1 of the Existing Agreement is hereby changed to "September 12, 2002".

(f) The reference to "Borrower's 1999 Form 10-K" in Section 4.4(a) of the Existing Agreement is hereby changed to "Borrower's 2001 Form 10-K".

(g) The date "September 30, 1999" in Sections 4.4(a) and (c) of the Existing Agreement is hereby changed to "March 31, 2001".

(h) The date "June 30, 2000" in Section 4.4(b) of the Existing Agreement is hereby changed to "June 30, 2001".

(i) Schedule I to the Existing Agreement is hereby replaced with Schedule I hereto.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

(a) 	no Default has occurred and is continuing; and

(b) each representation and warranty of the Borrower set forth in the Existing Agreement, both before and after giving effect to this Sixth Amended and Restated 364-Day Credit Agreement, is true and correct as though made on and as of such date.

SECTION 4. Governing Law. This Sixth Amended and Restated 364-Day Credit Agreement shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5. Counterparts, Effectiveness. This Sixth Amended and Restated 364-Day Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Sixth Amended and Restated 364-Day Credit Agreement shall become effective as of the date hereof when
(a) the Administrative Agent shall have received (i) duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), (ii) a duly executed Note for the account of each Bank dated on or before the date hereof complying with the provisions of Section 2.6 of the Existing Agreement, (iii) all documents the Administrative Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Sixth Amended and Restated 364-Day Credit Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent and (iv) an opinion of the General Counsel of the Borrower (or such other counsel for the Borrower as may be acceptable to the Administrative Agent) substantially in the form of Exhibit E to the Existing Agreement with reference to this Sixth Amended and Restated 364-Day Credit Agreement and the Existing Agreement as amended and restated hereby and (b) all accrued but unpaid fees under the Existing Agreement shall have been paid in full.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                      TOYOTA MOTOR CREDIT CORPORATION



                                      By: /s/ George E. Borst
                                      Name:   George E. Borst
                                      Title:  President and
                                              Chief Executive Officer




                                      BANK OF AMERICA, N.A.,
                                      as Administrative Agent



                                      By:  /s/ David Price
                                      Name:    David Price
                                      Title:   Vice President




                                      BANK OF AMERICA, N.A.



                                      By:  /s/ Alan Roche
                                      Name:    Alan Roche
                                      Title:   Managing Director



                                      THE BANK OF TOKYO-MITSUBISHI, LTD.



                                      By:  /s/ Takeo Sato
                                      Name:    Takeo Sato
                                      Title:   Deputy General Manager



                                      CITICORP USA, INC.



                                      By:  /s/ Brian Ike
                                      Name:    Brian Ike
                                      Title:   Vice President



                                      THE CHASE MANHATTAN BANK



                                      By:  /s/ Peter M. Hayes
                                      Name:    Peter M. Hayes
                                      Title:   Vice President



                                      ING (U.S.) CAPITAL LLC



                                      By:  /s/ Pamela Kaye
                                      Name:    Pamela Kaye
                                      Title:   Vice President



                                      CREDIT SUISSE FIRST BOSTON



                                      By:  /s/ Vitaly G. Butenko
                                      Name:    Vitaly G. Butenko
                                      Title:   Asst. Vice President

                                      By:  /s/ William S. Lutkins
                                      Name:    William S. Lutkins
                                      Title:   Vice President




                                      DRESDNER BANK AG, NEW YORK AND
                                      GRAND CAYMAN BRANCHES



                                      By:  /s/ Mark van der Griend
                                      Name:    Mark van der Griend
                                      Title:   Director



                                      THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                      By:  /s/ Yoshiaki Fujikawa
                                      Name:    Yoshiaki Fujikawa
                                      Title:   SVP & Sr. Manager



                                      THE SANWA BANK, LIMITED,
                                      LOS ANGELES BRANCH



                                      By:  /s/ Satoru Kojima
                                      Name:    Satoru Kojima
                                      Title:   Senior Vice President
                                               and Deputy General Manager



                                      SUMITOMO MITSUI BANKING CORPORATION



                                      By:  /s/ Toshihiko Ogata
                                      Name:    Toshihiko Ogata
                                      Title:   General Manager



                                      ABN AMRO BANK N.V.



                                      By:  /s/ Mitsoo Iravani
                                      Name:    Mitsoo Iravani
                                      Title:   Vice President

                                      By:  /s/ John A. Miller
                                      Name:    John A. Miller
                                      Title:   Senior Vice President



                                      BANK ONE, NA



                                      By:  /s/ John N. Place
                                      Name:    John N. Place
                                      Title:   Vice President



                                      BARCLAYS BANK PLC



                                      By:  /s/ L. Peter Yetman
                                      Name:    L. Peter Yetman
                                      Title:   Director



                                      BNP PARIBAS



                                      By:  /s/ Mitchell M. Ozawa
                                      Name:    Mitchell M. Ozawa
                                      Title:   Director


                                      By:  /s/ James P. Culhane
                                      Name:    James P. Culhane
                                      Title:   Vice President



                                      DEUTSCHE BANK AG, NEW YORK BRANCH
                                      AND/OR CAYMAN ISLANDS BRANCH



                                      By:  /s/ Oliver Schwarz
                                      Name:    Oliver Schwarz
                                      Title:   Vice President


                                      By:  /s/ Christian Dallwitz
                                      Name:    Christian Dallwitz
                                      Title:   Vice President



                                      MELLON BANK, N.A.



                                      By:  /s/ Andrew T. Kim
                                      Name:    Andrew T. Kim
                                      Title:   Assistant Vice President



                                      THE NORINCHUKIN BANK, NEW YORK BRANCH



                                      By:  /s/ Toshiyuki Futaoka
                                      Name:    Toshiyuki Futaoka
                                      Title:   Joint General Manager



                                      UBS AG, STAMFORD BRANCH



                                      By:  /s/ Gregory H. Raue
                                      Name:    Gregory H. Raue
                                      Title:   Executive Director,
                                               Leverage Finance



                                      By:  /s/ Wilfred V. Saint
                                      Name:    Wilfred V. Saint
                                      Title:   Associate Director,
                                               Banking Products
                                               Services, US



                                      THE BANK OF NEW YORK



                                      By:  /s/ Mehrasa Raygani
                                      Name:    Mehrasa Raygani
                                      Title:   Vice President



                                      HSBC BANK USA



                                      By:  /s/ Michael C. Cutlip
                                      Name:    Michael C. Cutlip
                                      Title:   Senior Vice President



                                      MERRILL LYNCH BANK USA



                                      By:  /s/ D. Kevin Imlay
                                      Name:    D. Kevin Imlay
                                      Title:   Senior Credit Officer



                                      U.S. BANK NATIONAL ASSOCIATION



                                      By:  /s/ Aaron J. Gordon
                                      Name:    Aaron J. Gordon
                                      Title:   Vice President



                                      WELLS FARGO BANK, NATIONAL ASSOCIATION



                                      By:  /s/ Vanessa Meyer
                                      Name:    Vanessa Meyer
                                      Title:   Vice President



                                      STATE STREET BANK AND TRUST COMPANY



                                      By:  /s/ C. Jaynelle A. Landy
                                      Name:    C. Jaynelle A. Landy
                                      Title:   Assistant Vice President



                                   SCHEDULE I
                                  COMMITMENTS


Name of Bank                                Commitment          % Share

Bank of America, N.A.                    $215,000,000.00          8.60%
The Bank of Tokyo-Mitsubishi,
   Ltd.                                   190,000,000.00          7.60
Citicorp USA, Inc.                        190,000,000.00          7.60
The Chase Manhattan Bank                  190,000,000.00          7.60
ING (U.S.) Capital LLC                    120,000,000.00          4.80
Credit Suisse First Boston                120,000,000.00          4.80
Dresdner Bank AG, New York and
 Grand Cayman Branches                    120,000,000.00          4.80
The Industrial Bank of Japan,
   Limited                                120,000,000.00          4.80
The Sanwa Bank, Limited, Los
   Angeles Branch                         120,000,000.00          4.80
Sumitomo Mitsui Banking
   Corporation                            120,000,000.00          4.80
ABN AMRO Bank N.V.                         90,000,000.00          3.60
Bank One, NA                               90,000,000.00          3.60
Barclays Bank PLC                          90,000,000.00          3.60
BNP Paribas                                90,000,000.00          3.60
Deutsche Bank AG, New York Branch
   and/or Cayman Islands Branch            90,000,000.00          3.60
Mellon Bank, N.A.                          90,000,000.00          3.60
The Norinchukin Bank, New York
   Branch                                  90,000,000.00          3.60
UBS AG, Stamford Branch                    90,000,000.00          3.60
The Bank of New York                       50,000,000.00          2.00
HSBC Bank USA                              50,000,000.00          2.00
Merrill Lynch Bank USA                     50,000,000.00          2.00
U.S. Bank National Association             50,000,000.00          2.00
Wells Fargo Bank, National
   Association                             50,000,000.00          2.00
State Street Bank and Trust
   Company                                 25,000,000.00          1.00

Total                                  $2,500,000,000.00        100.00%



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